Preliminary Purchase Price Allocation	9 Months Ended
Sep. 30, 2024
Pro Forma [Member]
Preliminary Purchase Price Allocation
3.	Preliminary Purchase Price Allocation
The fair value of the total consideration was approximately $34.7 million consisting of the following:

Purchase Consideration	(in thousands)
STIM Shares	25,305
Price per share	$1.15

Fair value of purchase consideration paid at closing	$29,101

Settlement of pre- existing relationship	$5,635

Total purchase consideration	$34,736

The preliminary purchase price allocation is based on estimates, assumptions, valuations and other analysis which have not yet been finalized. The Company is finalizing its valuation of intangible assets, tangible assets, liabilities and tax analyses and anticipates finalizing the valuation of assets acquitted and liabilities assumed as the information necessary to complete the analysis is obtained, but no later than one year after the Acquisition Date.
The following table set forth the preliminary allocation of the total con si
deration to the estimate fair value of the net assets acquitted at the Acquisition date (in thousands):

Fair Value Adjusted
Fair value of assets acquired
Cash and cash equivalents	$369
Restricted cash	$1,000
Accounts receivable, net	$12,628
Prepaid expenses and other current assets	$4,990
Property and equipment	$4,725
Operating lease right-of-use assets	$23,658
Total Assets	$47,370

Fair value of liabilities assumed
Accounts payable	$8,673
Accrued expense	$4,385
Current portion of loans payable	$801
Current portion of operating lease liabilities	$4,044
Deferred and contingent consideration	$1,000
Operating lease liabilities	$21,139
Non-controlling interest	$(3,603)

Total Liabilities	$36,438
Total identifiable net assets acquired	$10,932
Goodwill	$23,803

Total consideration transferred	$34,736